UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 29, 2025

NUVVE HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40296	86-1617000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2488 Historic Decatur Road, Ste 230	San Diego,	California	92106
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (619) 456-5161

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	NVVE	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	NVVEW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on November 14, 2025, Nuvve Holding Corp. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the purchasers identified therein (collectively, the “Purchasers”) providing for the issuance and sale to the Purchasers in a private placement (the “Private Placement”) of (i) shares of newly-designated Series A Convertible Preferred Stock, with par value $0.0001 per share and stated value of $1,000 per share (the “Series A Preferred Stock”) and (ii) accompanying warrants (the “Warrants”) to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”). On December 30, 2025, the Company closed the Private Placement (the “Closing”).

At the Closing, the Company issued an aggregate of 6,000 shares of Series A Preferred Stock and Warrants to purchase an aggregate of 2,534,856 shares of Common Stock, for an aggregate purchase price of $5,400,000, representing a 10% original issue discount or $900 purchase price per share of each Series A Preferred Stock and accompanying Warrant.

Prior to the Closing, on December 30, 2025, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Certificate of Designation”) with the Secretary of State of Delaware. The Certificate of Designation designates 35,000 shares of the Company’s Series A Preferred Stock, par value $0.0001 per share, as Series A Preferred Stock and sets forth the preferences, rights and limitations of the Series A Preferred Stock. The Certificate of Designation became effective upon filing.

The foregoing description of the terms of the Certificate of Designation is not intended to be complete and is qualified in their entirety by reference to the full text of the Certificate of Designation, which is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Private Placement is incorporated by reference into this Item 3.02.

The offer and sale of the securities in the Private Placement was made pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D promulgated thereunder.

This report does not constitute an offer to sell or the solicitation of an offer to buy the securities in the described offering, nor shall there be any offer, solicitation or sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Certificate of Designation is incorporated by reference into this Item 3.03.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03 in its entirety.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The matters described in Item 1.01 of this Current Report on Form 8-K related to the filing of the Certificate of Designations are incorporated herein by reference.

As described in Item 5.07 of this Current Report on Form 8-K, on December 29, 2025, the Company held its Special Meeting of Stockholders (the “Special Meeting”), at which, among other matters of business acted upon, the Company’s stockholders approved an amendment (the “Certificate of Amendment”) to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the Company’s authorized shares of Common Stock from 200,000,000 to 400,000,000 (the “Authorized Common Stock Increase”).

On December 29, 2025, the Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware and such amendment became effective immediately.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.2 to this Current Report on Form 8-K and incorporated by reference herein.

The information set forth in Item 3.03 of this Current Report on Form 8-K regarding the Certificate of Designation is incorporated by reference into this Item 5.03 in its entirety.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 29, 2025, the Company held the Special Meeting. The following is a brief description of the matters voted upon at the Special Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter. A more complete description of the matters is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on December 1, 2025 (the “Proxy Statement”).

As of November 19, 2025, the record date for the Special Meeting, there were 44,626,574 shares of Common Stock outstanding and entitled to vote at the Special Meeting. A total of 17,964,951 shares of Common Stock (40.25%) were present in person or represented by proxy at the Special Meeting, constituting a quorum.

Proposal No. 1 – Issuance Proposal

The Company’s stockholders approved for purposes of complying with Nasdaq Listing Rule 5635, the issuance of 19.99% or more of our outstanding shares of Common Stock with respect to the transactions contemplated by (i) the Securities Purchase Agreement, including the issuance of the Conversion Shares and the Warrant Shares, and any future adjustments of the conversion price of the Series A Preferred Stock and exercise price of the Warrants, purchased pursuant to the Securities Purchase Agreement, and (ii) the issuance of shares of Common Stock pursuant to the Amended and Restated Common Shares Purchase Agreement, dated December 1, 2025, by and between the Company and the investors identified therein. The final voting results are as follows:

For	Against	Abstain	Broker Non-Votes
6,886,461	925,410	15,640	10,137,440

Proposal No. 2 – Authorized Shares Proposal

The Company’s stockholders approved an amendment of the Company’s Certificate of Incorporation, to increase the total number of authorized shares of Common Stock, from 200,000,000 shares to 400,000,000. The final voting results are as follows:

For	Against	Abstain	Broker Non-Votes
15,567,960	2,353,584	43,407	—

Proposal No. 3 – Adjournment Proposal

In connection with the Special Meeting, the Company also solicited proxies with respect to the adjournment of the Special Meeting, if necessary, for the purpose of soliciting additional proxies if there were insufficient votes at the Special Meeting to approve of the foregoing proposal (the “Adjournment Proposal”). As there were sufficient votes at the time of the Special Meeting to approve the foregoing proposal, the Adjournment Proposal was unnecessary and such proposal was not submitted to the stockholders for approval at the Special Meeting.

Item 7.01 Regulation FD Disclosure.

On December 31, 2025, the Company issued a press release announcing the closing of the Private Placement. A copy of the letter is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Item 8.01 Other Events.

The Company undertook the Private Placement described above in an effort to regain compliance with the requirement of maintaining stockholders’ equity of at least $2.5 million for continued inclusion on The Nasdaq Capital Market under Nasdaq Marketplace Rule 5550(b)(1). As a result of the Closing of the Private Placement, the Company believes it has stockholders’ equity of at least $2.5 million as of the date of this Current Report on Form 8-K. The Company intends to notify Nasdaq of its compliance status so that Nasdaq can make a determination as to whether the Company has regained compliance with all applicable requirements for continued listing on The Nasdaq Capital Market. Until Nasdaq has reached a final determination that the Company has regained compliance with all of the applicable continued listing requirements, there can be no assurances regarding the continued listing of the Common Stock on the Nasdaq Capital Market.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock
3.2	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Nuvve Holding Corp.
99.1	Press Release, dated December 31, 2025
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 31, 2025

NUVVE HOLDING CORP.

By:	/s/ Gregory Poilasne
Gregory Poilasne
Chief Executive Officer
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